Loans Receivables, Net	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Loans Receivable, Net

3. Loans receivable, net

Loans receivable consist of the following:

	As of December 31,
	2016	2017
	US$’000	US$’000
Personal loans	624	726
Allowance for loan losses
Individually assessed	(107)	(98)
Collectively assessed	(5)	(1)
Allowance for loan losses	(112)	(99)
Loans receivable, net	512	627

This balance represents loans related to the micro-credit lending business of the Group. These loans are primarily micro loans made to individual customers with an original term up to three years and do not have collateral. The interest rates of these loans ranged between 15.6%~23.9%, 15.6%~17.9% and 15.6%~17.9% for the years ended December 31, 2015, 2016 and 2017, respectively. Allowance on loan losses are estimated on a quarterly basis or more often as necessary based on the historical rate of defaults, the aging of the existing receivables and other relevant factors.

The Group did not sell any loans receivable during the year ended December 31, 2016. The Group did not sell any loans receivable during the year ended December 31, 2017.

The activity in the allowance for loan losses for the years ended December 31, 2016 and 2017 consisted of the following:

	For the year ended December 31,
	2016	2017
	US$’000	US$’000
Beginning balance	112	112
Provisions	6	—
Release of allowance related to loans receivable sold or expired	(6)	(13)
Ending balance	112	99

The following table represents the aging of loans as of December 31, 2016 and 2017 (US$’000):

	1-89 days past due	90-179 days past due	180-365 days past due	Over 1 year past due	Total past due	Current	Total loans
December 31, 2016	48	24	156	22	250	374	624
December 31, 2017	42	23	150	13	228	498	726

Loans receivable amounting to US$202 thousand and US$186 thousand as of December 31, 2016 and 2017, respectively, were in non-accrual status. No loan receivable that has been past due for more than 90 days has interest income being accrued.